SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                 July 2, 2002


                                    VersaTech, Inc.
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                      33-91240               88-0330263
(State or other jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


         421 E. Drinker Street, Dunmore, PA                      18512
        (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:       (570) 342-9202





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Item 5.  Other Events.

The Company has received notification in the form of a letter dated July 2, 2002 from the Securities and Exchange Commission that its investigation of the Company has been terminated and no enforcement action has been recommended to the Commission.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VERSATECH, INC.



Date:  July 23, 2002                By: /s/ MICHAEL J. DAILY
                                    -----------------------------------------
                                    Name: Michael J. Daily
                                    Title: President, CEO
                                           and duly authorized officer











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